AMENDED AND RESTATED CUSTODIAL AGREEMENT

By and Among

THE NEW YORK MORTGAGE COMPANY, LLC
as a Seller

NEW YORK MORTGAGE FUNDING, LLC

as a Seller

NEW YORK MORTGAGE TRUST, INC.

as a Seller

LASALLE BANK, NATIONAL ASSOCIATION

as Custodian and Disbursement Agent

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

as Buyer

Dated as of January 5, 2006

TABLE OF CONTENTS

i

AMENDED AND RESTATED CUSTODIAL AGREEMENT

AMENDED AND RESTATED CUSTODIAL AGREEMENT (this “Custodial Agreement”) dated as of January 5, 2006, made by and among:

(i)	THE NEW YORK MORTGAGE COMPANY, LLC, a New York limited liability company (“NYMC”);

(ii)	NEW YORK MORTGAGE FUNDING, LLC, a Delaware limited liability company (“NYMF”);

(iii)	NEW YORK MORTGAGE TRUST, INC., a Maryland corporation (“NYMT”, each of NYMC, NYMF and NYMT, a “Seller” and jointly and severally, the “Seller” or the “Sellers”);

(iv)	LASALLE BANK, NATIONAL ASSOCIATION, as custodian for the Buyer (in such capacity, the “Custodian”) and as disbursement agent for the Buyer (in such capacity, the “Disbursement Agent”); and

(v)	GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (the “Buyer”).

RECITALS

The Sellers and the Buyer are parties to the Master Repurchase Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the “Master Repurchase Agreement”), pursuant to which the Buyer has agreed, subject to the terms and conditions of the Master Repurchase Agreement, to enter into Transactions (as defined therein) for the purchase and sale of Purchased Loans (as defined therein). This Amended and Restated Custodial Agreement shall replace that certain Custodial Agreement, dated as of May 1, 2004 among NYMC, the Custodian and the Buyer.

It is a condition precedent to the effectiveness of the Master Repurchase Agreement that the parties hereto execute and deliver this Custodial Agreement to provide for the appointment of the Custodian as custodian hereunder. Accordingly, the parties hereto agree as follows:

Section 1. Definitions.

Unless otherwise defined herein, terms defined in the Master Repurchase Agreement shall have their respective assigned meanings when used herein, and the following terms shall have the following meanings:

“Acceptable Attorney” shall mean any attorney-at-law to which the Custodian has sent an Attorney’s Bailee Letter, except for an attorney whom the Buyer has notified the Custodian and the Sellers in writing that such attorney is not reasonably satisfactory to the Buyer.

“AM Funded Wet Loan” shall mean Wet Loans that will be funded before 12:00 p.m. (New York City time) on any Business Day.

“Approved Purchaser” shall mean any third party purchaser of a Mortgage Loan, except for any person whom the Buyer has notified the Custodian and the Sellers in writing that such person is not reasonably satisfactory to the Buyer.

“Approved Title Insurance Company” shall mean a title insurance company approved by the Buyer in its sole discretion, provided on a list delivered to the Custodian by the Buyer. The Custodian shall have no obligation to verify that a title insurance company is an Approved Title Insurance Company.

“Assignment of Mortgage” shall mean with respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, reflecting the assignment and pledge of the Mortgage.

“Attorney’s Bailee Letter” shall mean a letter substantially in the form of Annex 12 hereto.

“Authorized Representative” shall have the meaning specified in Section 18 hereof.

“Business Day” shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, the Custodian or banking and savings and loan institutions in the State of New York, Connecticut or California or the City of New York or the city or state in which the Custodian’s offices are located are closed, or (iii) a day on which trading in securities on the New York Stock Exchange or any other major securities exchange in the United States is not conducted.

“Cooperative Loan” shall mean a Mortgage Loan that is secured by a first lien on and perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

“Cooperative Project” shall mean, with respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

“Cooperative Shares” shall mean, with respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by a stock certificate.

“Cooperative Unit” shall mean, with respect to a Cooperative Loan, a specific unit in a Cooperative Project.

“Custodial Delivery Failure” shall have the meaning specified in Section 13 hereof.

“Custodian Loan Transmission” shall mean in the case of each Mortgage Loan, a computer-readable transmission in the form attached hereto as Annex 17. The Custodian shall incorporate all current data provided by the Seller to the Custodian into the Custodian Loan Transmission.

“Dry Loan” shall mean a first Mortgage Loan which is underwritten in accordance with the Underwriting Guidelines and as to which the related Mortgage File contains all required Mortgage Loan Documents.

“Electronic Agent” shall have the meaning assigned to such term in Section 2 of the Electronic Tracking Agreement.

“Electronic Tracking Agreement” shall mean the Electronic Tracking Agreement, dated as of the date hereof, among the Sellers, the Buyer, the Electronic Agent and MERS, as the same shall be amended, supplemented or otherwise modified from time to time.

“Escrow Letter” shall mean, with respect to any Wet Loan that becomes subject to a Transaction pursuant to the Master Repurchase Agreement before the end of the applicable rescission period, an escrow agreement or letter which is fully assignable to the Buyer, stating that in the event of a Rescission or if for any other reason such Wet Loan fails to fund on a given day, the party conducting the closing is holding all funds which would have been disbursed on behalf of the Mortgagor as agent for and for the benefit of the Buyer and such funds shall be returned to the Disbursement Agent not later than one Business Day after the date of Rescission or other failure of the Loan to fund on a given day.

“Event of Default” shall have the meaning provided in Section 18 of the Master Repurchase Agreement.

“Exception” shall mean, with respect to any Mortgage Loan, (a) any Exception identified on Annex 13 hereto or as otherwise reasonably determined by the Buyer; or (b) with respect to which a Responsible Officer of the Custodian receives written notice or has actual knowledge of a lien or security interest in favor of a Person other than the Buyer with respect to such Mortgage Loan.

“Exception Report” means a list, in a format mutually acceptable to the Buyer, the Custodian and the Sellers, of Mortgage Loans delivered by the Custodian to the Buyer and the Sellers in an electronic format as provided in Section 3 hereof, reflecting the Mortgage Loans held by the Custodian for the benefit of the Buyer, which includes codes as described in Annex 13 indicating any Exceptions with respect to each Mortgage Loan listed thereon. Each Exception Report shall set forth (a) the Mortgage Loans being purchased by the Buyer on any applicable Purchase Date as well as the Mortgage Loans previously purchased by the Buyer and held by the Custodian hereunder, which such Mortgage Loans shall be listed separately from those purchased on the current Purchase Date, and (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered.

“Insured Closing Letter” shall mean, with respect to any Wet Loan, a letter of indemnification from an Approved Title Insurance Company, in any jurisdiction where insured closing letters are permitted under applicable law and regulation, addressed to the related Seller, which is fully assignable to the Buyer, with coverage that is customarily acceptable to Persons engaged in the origination of mortgage loans, identifying the Settlement Agent covered thereby, which may be in the form of a blanket letter.

“MERS” shall mean Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“MERS Designated Mortgage Loan” shall mean any Mortgage Loan as to which the related Mortgage or Assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Mortgage Loan Transmission.

“MERS Identification Number” shall mean the eighteen digit number permanently assigned to each MERS Mortgage Loan.

“Mortgage” shall mean the mortgage, deed of trust or other instrument, which creates a first or second lien on the fee simple or leasehold estate in such real property.

“Mortgage File” shall mean, as to each Mortgage Loan, those documents listed in Section 2(a) of this Custodial Agreement that are delivered to the Custodian or which at any time come into the possession of the Custodian.

“Mortgage Loan” shall mean a mortgage loan or a Cooperative Loan which the Custodian has been instructed to hold for the Buyer pursuant to this Custodial Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note, the related Mortgage and all other Mortgage Loan Documents and (ii) all right, title and interest of the related Seller in and to the Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Shares and the related Proprietary Lease) covered by such Mortgage.

“Mortgage Loan Documents” shall mean, with respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.

“Mortgage Loan Transmission” shall mean a computer-readable transmission in a standardized text format delivered by the related Seller to the Buyer and the Custodian incorporating the fields identified on Annex 1 or as otherwise mutually agreed upon by the Buyer, the Seller and the Custodian.

“Mortgage Note” shall mean the original executed promissory note or other evidence of the indebtedness of a Mortgagor with respect to a Mortgage Loan.

“Mortgaged Property” means the real property (including all improvements, buildings, fixtures, building equipment and personal property affixed thereto and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

“Mortgagor” means the obligor on a Mortgage Note.

“Notice of Sale and Request for Release” shall mean a notice to the Custodian and the Buyer in the form of Annex 3 hereto that certain of the Mortgage Loans are being sold and specifying the date of such sale and the amount of the Repurchase Price being paid off with the proceeds of such sale and requesting that certain documents with respect to such Mortgage Loans be delivered to the related third party purchaser.

“Officer’s Certificate” shall mean a certificate signed by a Responsible Officer of the Person delivering such certificate and delivered as required by this Custodial Agreement.

“Opinion of Counsel” shall mean a written opinion letter of counsel in form and substance reasonably acceptable to the party receiving such opinion letter.

“PM Funded Wet Loans” shall mean Wet Loans that will be funded after 12:00 p.m. (New York City time) but on or prior to 4:30 p.m. (New York City time) on any Business Day.

“Program Documents” shall have the meaning assigned thereto in the Master Repurchase Agreement.

“Proprietary Lease” shall mean the lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

“Purchase Advice” shall mean the written notice provided by the related Seller to the Buyer that the Buyer will be receiving a wire transfer on such date.

“Purchase Date” means the date on which a Transaction is entered into pursuant to the Master Repurchase Agreement.

“Repurchase Price” shall have the meaning assigned thereto in the Master Repurchase Agreement.

“Rescission” shall mean the right of a Mortgagor to rescind the related Mortgage Note and related documents pursuant to applicable law and regulation.

“Responsible Officer” shall mean, as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer’s behalf as demonstrated by a certificate of corporate resolution. With respect to the Custodian, Responsible Officer shall mean any managing director, director, associate, principal, vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“Review Procedures” shall have the meaning specified in Section 3(a) hereof.

“Settlement Agent” shall mean, with respect to any Wet Loan, the Person specified in the Notice of Borrowing (which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet Loan is being originated and which is not listed as an Unapproved Settlement Agent on Annex 15 attached hereto as revised from time to time by the Buyer) to which the proceeds of the related Advance are to be distributed by the Custodian in accordance with the instructions of the related Seller provided in the applicable Mortgage Loan Transmission.

“Transaction” shall have the meaning assigned thereto in the Master Repurchase Agreement.

“Transaction Notice” means a written request of a Seller to enter into a Transaction, in the form attached to the Master Repurchase Agreement which is delivered to Buyer and Custodian.

“Transmittal Letter” shall mean a letter substantially in the form of Annex 11 hereto.

“Trust Receipt” shall mean the trust receipt in the form annexed hereto as Annex 2 delivered to the Buyer by the Custodian covering the Mortgage Loans subject to this Custodial Agreement from time to time.

“Wet Loan” shall mean a wet-funded first or second lien Mortgage Loan which is acceptable to the Buyer and does not contain all the required Mortgage Loan documents specified in Section 2(a) in the related Mortgage File, which has the following characteristics:

(a) the proceeds thereof have been funded by wire transfer or cashier’s check, cleared check or draft or other form of immediately available funds to the Settlement Agent or funding Buyer for such Wet Loan;

(b) such Wet Loan has closed on the disbursement date and become a valid first lien securing actual indebtedness by funding to the order of the Mortgagor thereunder;

(c) the proceeds thereof have not been returned to the Buyer or its agent from the Settlement Agent for such Wet Loan;

(d) no Seller has learned that such Wet Loan will not be closed and funded to the order of the Mortgagor;

(e) upon recordation such Mortgage Loan will constitute a first or second lien on the premises described therein;

(f) the related Seller has obtained an Escrow Letter and an Insured Closing Letter for such Wet Loan; and

(g) any applicable Rescission period has passed and such Wet Loan is not subject to any right of Rescisison.

Section 2. Delivery of Mortgage File.

(a) The Sellers shall from time to time deliver Mortgage Files to the Custodian to be held hereunder, which shall be reviewed by the Custodian as provided in Section 3. With respect to each Transaction:

(i) in the case of Dry Loans that are to be Purchased by the Buyer in a Transaction, the Sellers shall deliver (1) written notice, in the form of a Transaction Notice, to the Buyer and the Custodian with respect to such Dry Loans no later than 5:00 p.m. (New York City time) two (2) Business Days prior to the requested Purchase Date, (2) the related Mortgage Loan Transmission to the Buyer and the Custodian no later than 3:00 p.m. (New York City time) on the requested Purchase Date, and (3) the items set forth on Annex 16 hereto pertaining to such Dry Loans to the Custodian not later than 5:00 p.m. (New York City time) two (2) Business Days prior to the requested Purchase Date;

(ii) in the case of AM Funded Wet Loans, with respect to such Wet Loans which are to be purchased by the Buyer in a Transaction, the Seller shall deliver (1) written notice, in the form of a Transaction Notice together with the related Mortgage Loan Transmission to the Buyer and the Custodian no later than 5:00 p.m. (New York City time) one (1) Business Day prior to the requested Purchase Date; and

(iii) in the case of PM Funded Wet Loans, with respect to such Wet Loans which are to be purchased by the Buyer in a Transaction, the Seller shall deliver (1) written notice, in the form of a Transaction Notice together with the related Mortgage Loan Transmission to the Buyer and the Custodian to the Custodian, with respect to such Wet Loans which are to be purchased by the Buyer in a Transaction no later than 3:00 p.m. (New York City time) on the requested Purchase Date

Notwithstanding anything herein to the contrary, in the event that more than 250 Mortgage Files are to be delivered the day prior to any Purchase Date, the Custodian shall have such additional time to complete its review of such Mortgage Files in excess of 250 as agreed between the Custodian and the related Seller. In such event, the related Seller shall deliver the Mortgage Files to the Custodian so that the Custodian shall have the time required to complete its review and issue the required Trust Receipts on the Purchase Date.

Following the Custodian’s review of the items specified above, the Custodian shall deliver to the Buyer a notice of intent to Issue Trust Receipt not later than 6:00 p.m. (New York City time) on the day prior to the requested Purchase Date for any Wet Loans and not later than 12:00 noon (New York City time) on the requested Purchase Date for any Dry Loans.

(b) From time to time, the Sellers shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Mortgage Loan approved by the related Seller, or other documents with respect to a Mortgage Loan, in accordance with the terms of the Master Repurchase Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents for the Buyer hereunder.

With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the related Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, such Seller shall deliver to the Custodian a copy thereof certified by such Seller, originating lender, settlement agent, title company or escrow closing company as a true, correct and complete copy of the original which has been transmitted for recordation. Such Seller shall deliver such original documents to the Custodian promptly when they are received if the related Mortgage Loan is then subject to this Custodial Agreement.

(c) With respect to any Mortgage Loan, if the Custodian has identified such Mortgage Loan as having any Exception or if any Seller has knowledge of any Exception, the Sellers shall promptly and diligently notify the Buyer of any such Exception and shall promptly and diligently attempt to cure any such Exception.

Section 3. Mortgage Loan Transmission; Exception Report; Trust Receipt.

(a) If the Custodian has received a Mortgage File for a Mortgage Loan identified on the Mortgage Loan Transmission as provided in the preceding section, the Custodian shall review the documents required to be delivered pursuant to Section 2(a) above. The Custodian will deliver by electronic transmission, no later than 5:30 p.m.(New York City time) on each day to the Sellers and the Buyer separate Custodian Loan Transmissions with respect to Wet Loans and Dry Loans. The Custodian shall deliver each original Trust Receipt and Custodian Loan Transmission to JP Morgan Chase Bank at Four New York Plaza, Ground Floor, Outsourcing Department, New York, New York 10004, Attention: Jennifer John for the account of Greenwich Capital Financial Products, Inc. (telephone number (212) 623-5953) each Purchase Date, or day that mortgage files are released following any sale of the related Mortgage Loan, by overnight delivery using a nationally recognized overnight delivery service at the Seller’s expense. Not later than 5:30 p.m. (New York City time) on each Purchase Date, the Custodian shall deliver copies of each Trust Receipt via facsimile to the Buyer. Separate Trust Receipts shall be delivered with respect to Wet Loans and Dry Loans Each Trust Receipt and Custodian Loan Transmission subsequently delivered by the Custodian to the Buyer shall supersede and cancel the Trust Receipt and Custodian Loan Transmission previously delivered by the Custodian to the Buyer hereunder, and shall replace the then existing Custodian Loan Transmission and the then existing Trust Receipt; provided that any Wet Trust Receipt issued shall only supersede and previously Wet Trust Receipt, and any Dry Trust Receipt shall only supersede any previously issued Dry Trust Receipt.

The delivery of each Trust Receipt and Custodian Loan Transmission to the Buyer shall be the Custodian’s representation that, other than the Exceptions listed: (i) all documents in respect of such Mortgage Loan required to be delivered at such time pursuant to Section 2(a) of this Custodial Agreement, and the documents listed in Sections (i), (ii), (iii), (iv) and (v) of Annex 16 (and if actually delivered to the Custodian the documents listed at Sections (vi) - (x) of Annex 16), have been delivered and are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan; (ii) all such documents have been reviewed by the Custodian in accordance with the review procedures attached hereto as Annex 4 (the “Review Procedures”) and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 2 of this Custodial Agreement; and (iii) each Mortgage Loan identified in such Custodian Loan Transmission is being held by the Custodian as bailee for the Buyer and/or its designees pursuant to this Custodial Agreement.

(b) In connection with any Trust Receipt and Custodian Loan Transmission delivered hereunder by the Custodian, the Custodian makes no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (B) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Subject to the following sentence, the Sellers and the Buyer hereby give the Custodian notice that from and after the Purchase Date, the Buyer shall have a security interest in each Mortgage Loan identified on a Custodian Loan Transmission until such time that the Custodian receives written notice from the Buyer that the Buyer no longer has a security interest in such Mortgage Loan.

(c) With respect to Wet Loans, the delivery of the Transaction Notice and Mortgage Loan Transmission to the Custodian by the related Seller shall be deemed to constitute required documents with respect to the related Wet Loan (and shall be deemed to be a certification by such Seller that such Mortgage Loan is a Wet Loan) and the documents specified in Section 2(a)(iii) above shall not be required to be delivered with respect to such Wet Loan on the related Purchase Date. Notwithstanding the foregoing, the related Seller shall deposit with the Custodian the documents described in Section 2(a)(iii) above for such Wet Loan as soon as possible and, in any event, within seven (7) Business Days after the date the Advance is made with respect to such Wet Loan. The Custodian shall notify the Buyer within one (1) Business Day via its daily reports of the failure by the Seller to deliver any document by the time provided in the previous sentence. Upon deposit of such documents with Custodian, Custodian shall review such documents in accordance with the Review Procedures, shall promptly notify Buyer if such documents do not comply with the requirements thereof and shall indicate on its records that Custodian maintains possession of such documents for Buyer hereunder. The Sellers hereby represent, warrant and covenant to Buyer and Custodian that the Sellers and any person or entity acting on behalf of the Sellers that has possession of any of the documents described in Section 2(a) above for such Wet Loan prior to the deposit thereof with Custodian will hold such documents in trust for Buyer.

(d) The Disbursement Agent shall establish and maintain a disbursement account (the “Disbursement Account”) for and on behalf of the Buyer entitled “Greenwich Capital Financial Products, Inc., Account Number 722258.1 for Wet Loans.” All amounts remitted on account of Advances made by the Buyer to the Seller, which the Seller requests the Buyer to remit to the Disbursement Agent (which shall be remitted to in care of Rita Lopez, LaSalle Bank, National Association, 135 South LaSalle Street, Suite 1625, Chicago, Illinois, 60603), shall be remitted no later than 9:30 a.m. (eastern time) with respect to the AM Funded Wet Loans and no later than 1:30 p.m. (eastern time) with respect to PM Funded Wet Loans, and shall be deposited in such Disbursement Account by the Disbursement Agent upon receipt. The Buyer shall not be required to remit any funds to the Disbursement Account, unless and until all conditions precedent set forth in the Master Repurchase Agreement have been satisfied. All related fees and expenses for the Disbursement Account shall be borne by the Seller. Upon request, the Disbursement Agent shall provide the Seller, or the Buyer, with the federal wire reference number for a particular payment made by the Disbursement Agent out of the Disbursement Account. The Disbursement Account shall be maintained for the sole benefit of the Buyer and the Disbursement Agent shall take direction as to the control of the Disbursement Account solely for the benefit of the Buyer. Neither the Seller nor any other person claiming on behalf of or through the Seller shall have any right or authority, whether express or implied, to close or make use of, or, except as expressly provided in the following sentence, withdraw any funds from, the Disbursement Account. The Buyer hereby authorizes the Disbursement Agent for purposes hereof, that unless the Disbursement Agent shall receive notice in writing from the Buyer to the contrary prior to disbursement of such funds, to disburse all funds received from the Buyer which are deposited to the Disbursement Account as directed by the Seller in its Mortgage Loan Transmission. To the extent that such notice not to disburse funds is received by the Disbursement Agent, any such funds in the Disbursement Account shall be promptly returned to the Buyer. Funds retained in the Disbursement Account shall remain uninvested and the Disbursement Agent shall not be liable for interest on such funds. The Disbursement Agent shall reconcile the Disbursement Account on a daily basis. The Disbursement Agent shall use reasonable efforts to identify all funds received in connection with the Rescission of any Mortgage Loan.

The Seller hereby represents that it shall be solely responsible for assuring that the information provided in the Mortgage Loan Transmission is correct.

(e) 3. On each Purchase Date, the Disbursement Agent will disburse funds in the Disbursement Account to the Settlement Agents in accordance with the Wire Instruction Data in the Mortgage Loan Transmission by 10:30 a.m. (eastern time) with respect to AM Funded Wet Loans or by 4:30 p.m. (eastern time) with respect to PM Funded Wet Loans, provided, that (A) sufficient funds exist in the Disbursement Account; (B) The Disbursement Agent shall not knowingly disburse funds to the Seller as payee, unless otherwise authorized by the Buyer in writing to the Disbursement Agent; and (C) if a conflict exists between the instructions of the Buyer and the instructions of the Seller, the Disbursement Agent shall follow the Buyer’s instructions. The Disbursement Agent shall have no duty to verify or review any wire instructions (other than as necessary to send such wire) given to it hereunder.

(ii) If any funds disbursed on any date in accordance with clause (i) of this Section 3(e) are returned to the Disbursement Account (A) the Disbursement Agent shall release such funds from the Disbursement Account in accordance with Section 3(f), and (B) the Buyer shall, upon receipt of such amounts, apply the same to the prepayment of the Purchase Price relating to such Mortgage Loan or Mortgage Loans. The Seller shall instruct each Settlement Agent regarding funds disbursed to such Settlement Agent in accordance with the terms of the Master Repurchase Agreement. The Disbursement Agent shall provide to the Seller and Buyer not later than 2:00 p.m. (eastern time), on each Business Day a report of all Rescission amounts credited to the Disbursement Account by 2:00 p.m. (eastern time) on such Business Day.

(f) Unless otherwise instructed by the Buyer in writing, before the close of business on each Business Day, the Disbursement Agent shall withdraw all collected amounts as of 5:30 p.m. (eastern time) then standing to the credit of the Disbursement Account related to Rescissions or other unfunded Mortgage Loans and forward such amounts to the following account maintained by the Buyer: JP Morgan Chase Bank, New York, for Greenwich Capital Financial Products, Inc., ABA # 021-000-021, Account # 140-0-95961, Attn: Mike Harris/New York Mortgage. The Buyer hereby agrees to wire to the Seller on such Business Day all amounts received by the Buyer from the Disbursement Account on such Business Day pursuant to this Section 3(f) which are not required to be paid to the Buyer in accordance with the Master Repurchase Agreement. The Seller will be obligated to cover any shortfalls related to the Disbursement Account if the Buyer’s requirement to pay the Purchase Price will not be sufficient to cover disbursements to the Settlement Agent due to a Rescission or other reason the Mortgage Loan expected to be funded with such funds did not close. In addition, in connection with any Wet Loan, the Seller shall be required to deposit in the Disbursement Account prior to the closing of such Mortgage Loan an amount equal to the excess of (i) the amount required to be remitted in connection with the closing of such Mortgage Loan over (ii) the amount to be paid as the Purchase Price by the Buyer pursuant to the Master Repurchase Agreement with respect to such Mortgage Loan.

(g) In connection with the funding of any Wet Loans, the Seller shall establish an Operating Account (“the Operating Account”) with the Disbursement Agent to be designated “New York Mortgage Operating Account, maintained by LaSalle Bank, National Association, in trust for New York Mortgage, Account Number 722257.1”. With respect to any Wet Loan to be funded in the morning on any Business Day (an “AM Funded Wet Loan”), the Seller by delivery of the Mortgage Loan Transmission indicating thereon which Mortgage Loans are AM Funded Wet Loans requests that the Disbursement Agent, and the Disbursement Agent shall, transfer from the Operating Account to the Disbursement Account by 9:30 a.m. (eastern time) on the day of closing for such AM Funded Wet Loan all of the funds necessary to close such AM Funded Wet Loan to the extent of the balance of all funds in the Operating Account. With respect to any Wet Loan to be funded in the afternoon on any Business Day (a “PM Funded Wet Loan”), the Seller by delivery of the Mortgage Loan Transmission indicating thereon which Mortgage Loans are PM Funded Wet Loans requests that the Disbursement Agent, and the Disbursement Agent shall, transfer from the Operating Account to the Disbursement Account by 4:30 p.m. (eastern time) on the day of closing for such PM Funded Wet Loan, to the extent of the balance of funds in the Operating Account, all of the funds necessary to close such PM Funded Wet Loan. Funds retained in the Operating Account shall remain uninvested and the Disbursement Agent shall not be liable for interest on such funds.

Section 4. Obligations of the Custodian.

(a) The Custodian shall maintain continuous custody of all items constituting the Mortgage Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the Buyer therein. Each Mortgage Note (and Assignment of Mortgage) shall be maintained in fire resistant facilities.

(b) With respect to the documents constituting each Mortgage File, the Custodian shall (i) act exclusively as the bailee of, and custodian for, the Buyer, (ii) hold all documents constituting such Mortgage File received by it for the exclusive use and benefit of the Buyer, and (iii) make disposition thereof only in accordance with the terms of this Custodial Agreement or with written instructions furnished by the Buyer; provided, however, that in the event of a conflict between the terms of this Custodial Agreement and the written instructions of the Buyer, the Buyer’s written instructions shall control.

(c) In the event that (i) the Buyer, the Seller or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage File or any document included within a Mortgage File or (ii) a third party shall institute any court proceeding by which any Mortgage File or a document included within a Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law or any court order continue to hold and maintain all the Mortgage Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Mortgage File or any document included within such Mortgage File as directed by the Buyer which shall give a direction consistent with such determination. Expenses of the Custodian (including reasonable attorneys’ fees and related expenses) incurred as a result of such proceedings shall be borne by the Seller.

(d) The Buyer hereby acknowledges that the Custodian shall not be responsible for the validity of the Buyer’s ownership interest or the validity and perfection of the Buyer’s security interest in the Purchased Loans under the Master Repurchase Agreement, other than the Custodian’s obligation to take possession of Mortgage Loans as set forth in Section 2 hereof.

(e) During the term of this Custodial Agreement, if the Custodian discovers any nonconformity with the review criteria in Annex 4 with respect to any Mortgage File, the Custodian shall, by means of the Exception Report, give written specification of such nonconformity to the Buyer and the Seller.

Section 5. Release of Mortgage Loans.

(a) From time to time until the Custodian is otherwise notified in writing by an Authorized Representative of the Buyer, which notice shall be given by the Buyer only following the occurrence of an Event of Default, the Custodian is hereby authorized upon receipt of written request of the Seller to release Mortgage Files relating to Mortgage Loans in the possession of the Custodian to the Seller, or its designee, for the purpose of servicing or correcting documentary deficiencies relating thereto against a request for release of Mortgage Files and receipt (a “Request for Release and Receipt”) executed by the Seller in the form of Annex 5 hereto, and an electronic request in the form of Attachment 1 to Annex 5, which Request for Release and Receipt must also be executed by the Buyer in the event that more than one hundred (100) Mortgage Files would be released following such requested release. The Custodian shall promptly notify the Buyer of the occurrence of each such release of Mortgage Files and shall keep track of each such release of Mortgage Files. The Buyer hereby agrees to respond to a Request for Release and Receipt, via facsimile, no later than one (1) Business Day after the Buyer’s receipt thereof. The Seller or its designee shall return to the Custodian each Mortgage File previously released by the Custodian within ten (10) calendar days after receipt thereof other than for any Mortgage Loan which has been paid in full by the related Mortgagor or any Mortgage Loan as to which the related Mortgage File has been released pursuant to Section 5(c) to an Acceptable Attorney pursuant to an Attorney’s Bailee Letter. The Seller hereby further represents and warrants to the Buyer that any such request by the Seller for release of Mortgage Loans shall be solely for the purposes set forth in the Request for Release and Receipt and that the Seller has requested such release in compliance with all terms and conditions of such release set forth in the Master Repurchase Agreement.

(b) 4. From time to time until otherwise notified in writing by the Buyer, which notice shall be given by the Buyer only following the occurrence of an Event of Default, the Custodian is hereby authorized upon receipt of written request of the Seller at least two (2) Business Days prior to the date of the anticipated sale, to release Mortgage Files in the possession of the Custodian to a third-party purchaser (subject to the written consent of the Buyer if such third party purchaser is not an Approved Purchaser) for the purpose of resale thereof against a Notice of Sale and Request for Release executed by the Seller and the Buyer (in its discretion) in the form of Annex 3 hereto. On such Notice of Sale and Request for Release, the Seller shall indicate the Mortgage Loans to be sold, such information to be provided in electronic medium acceptable to the Seller and the Custodian, the approximate amount of sale proceeds anticipated to be received, the date of such anticipated sale, the name and address of the third-party purchaser, whether the shipment is made pursuant to the sale of the Mortgage Loans to a third party or pursuant to the formation of a mortgage pool supporting a mortgage-backed or asset-backed security (an “MBS”), and the preferred method and date of delivery.

(ii) Any transmittal of Mortgage Files for Mortgage Loans in the possession of the Custodian in connection with the sale thereof to a third-party purchaser will be under cover of a transmittal letter substantially in the form attached hereto as Annex 11 duly completed by the Custodian and executed by the Custodian. Promptly upon receipt by Buyer of the full amount of the takeout proceeds (constituting not less than the “Payoff Amount”) into the account set forth in such transmittal letter, the Buyer shall notify the Custodian thereof in writing by 3:00 p.m. (eastern time) for proceeds received no later than 1:00 p.m. (eastern time) on such day. Any Payoff Amount sent by a third-party purchaser of Mortgage Loans shall be sent to the account designated by the Buyer. Any excess proceeds received by the Buyer shall be remitted to the Seller in accordance with the terms of the Master Repurchase Agreement.

(c) 5. From time to time until otherwise notified in writing by the Buyer, which notice shall be given by the Buyer only following the occurrence of an Event of Default, and as appropriate for the foreclosure of any of the Mortgage Loans, the Custodian is hereby authorized, upon receipt of a Request for Release and Receipt from the Seller to send to an Acceptable Attorney copies or originals of the Mortgage Files listed in the Request for Release and Receipt. The Custodian shall retain copies of all Mortgage Files forwarded to an Acceptable Attorney pursuant to the preceding sentence. The Custodian may destroy any such copies retained upon the earliest to occur of (A) the original Mortgage File is returned to the Custodian, (B) the foreclosure with respect to such Mortgage Loan is complete, (C) the date upon which such Mortgage Loan is released from the terms of this Custodial Agreement or (D) the original Mortgage File is not returned within 180 days of release. In accordance with the terms of the Attorney’s Bailee Letter, the Acceptable Attorney to whom such Mortgage Files are sent is instructed to acknowledge receipt of each such document by faxing to the Buyer and the Custodian a list of such Mortgage Files confirming that such Acceptable Attorney is holding the same as bailee of the Buyer under the applicable Attorney’s Bailee Letter, for receipt as soon as possible and in any event no later than three (3) Business Days following receipt thereof by such Acceptable Attorney. The Buyer may, by written notice to the Custodian and the Seller, respectively, exclude any attorney-at-law with whom the Buyer is not reasonably satisfied, from being an Acceptable Attorney. The Custodian shall promptly notify the Buyer that it has released any Mortgage File to an Acceptable Attorney.

(ii) In accordance with each Attorney’s Bailee Letter, no later than three (3) Business Days prior to the foreclosure of any Mortgage Loan, the Acceptable Attorney party thereto shall notify the Seller of the scheduled date of foreclosure of each such Mortgage Loan (the “Scheduled Foreclosure Date”), and of any subsequent changes to the Scheduled Foreclosure Date. The Seller hereby agrees in any event to promptly notify the Custodian and Buyer in writing upon completion of any foreclosure. On the date of foreclosure, such Mortgage Loan shall be deemed deleted from any Trust Receipt then outstanding.

(d) From time to time until the Custodian is otherwise notified by the Buyer, and with the prior written consent of the Buyer, the Seller may substitute for one or more Eligible Mortgage Loans constituting the Purchased Loans one or more substitute Eligible Mortgage Loans having aggregate Purchase Prices equal to or greater than the Purchase Prices of the Mortgage Loans being substituted for, or obtain the release of one or more Mortgage Loans constituting Purchased Loans hereunder; provided that, after giving effect to such substitution or release, no Margin Deficit will occur, which determination shall be made solely by the Buyer in accordance with the Master Repurchase Agreement. In connection with any such requested substitution or release, the Seller will provide notice to the Custodian and the Buyer no later than 12:00 p.m. (eastern time), on the date of such request, specifying the Mortgage Loans to be substituted for or released and the substitute Mortgage Loans to be purchased hereunder in substitution therefor, if any, and shall deliver with such notice a revised Mortgage Loan Transmission indicating any substitute Mortgage Loans. If the Custodian and Buyer have received notice in accordance with the preceding sentence, the Custodian will effect the requested substitution or release no later than 3:00 p.m. (eastern time), two (2) Business Days following the day on which such request was made after the Custodian has certified to the Buyer on such Business Day that the matters set forth in Section 3(a) hereof with respect to any substitute Mortgage Loans are true and correct. Each such substitution or release shall be deemed to be a representation and warranty by the Seller that any substitute Mortgage Loans are eligible for purchase under the Master Repurchase Agreement and that after giving effect to such substitution or release, no Margin Deficit shall occur.

(e) So long as no Event of Default has occurred and is continuing and to the extent written notice has been provided to the Custodian, the Custodian and the Buyer shall take such steps as they may reasonably be directed from time to time by the Seller in writing, which the Seller deems necessary and appropriate, to transfer promptly and deliver to the Seller any Mortgage File in the possession of the Custodian relating to any Mortgage Loan previously purchased by Buyer but which the Seller, with the written consent of the Buyer, has notified the Custodian has ceased to be subject to the terms of the Master Repurchase Agreement, or any Mortgage Loan in respect of which the Seller has paid the applicable Repurchase Price in full. The Buyer agrees to reply promptly to any such request for transfer and delivery, and if any such request is received by 12:00 p.m. (eastern time), the Buyer agrees to reply on the Business Day following the Business Day such request is received.

Section 6. Fees and Expenses of Custodian.

The Custodian shall charge such fees for its services under this Custodial Agreement as are set forth in a separate agreement between the Custodian and the Seller, the payment of which fees, together with the Custodian’s expenses incurred in connection herewith, shall be solely the obligation of the Seller. The obligations of the Seller under this Section 6 shall survive the termination of this Custodial Agreement and the resignation or removal of the Custodian.

Section 7. Removal or Resignation of Custodian.

(a) The Custodian may at any time resign and terminate its obligations under this Custodial Agreement upon at least 60 days’ prior written notice to the Seller and the Buyer. Promptly after receipt of notice of the Custodian’s resignation, the Seller shall appoint, by written instrument, a successor custodian, subject to written approval by the Buyer (which approval shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of the Buyer, the Seller, the Custodian and the successor custodian. If the successor Custodian shall not have been appointed within 60 days of the Custodian’s providing such notice, the Custodian may petition any court of competent jurisdiction to appoint a successor Custodian.

(b) The Buyer or the Seller, (with the consent of the Buyer, which consent shall not be unreasonably withheld), upon at least 60 days’ prior written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Custodial Agreement. Promptly after the giving of notice of removal of the Custodian, the Buyer shall appoint, by written instrument, a successor custodian, which appointment shall be reasonably acceptable to the Seller. One original counterpart of such instrument of appointment shall be delivered to each of the Buyer, the Seller, the Custodian and the successor custodian.

(c) In the event of any such resignation or removal, the Custodian shall promptly upon the simultaneous surrender of any outstanding Trust Receipts held by Buyer, transfer to the successor custodian, as directed in writing, all the Mortgage Files being administered under this Custodial Agreement and, if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Mortgage Notes to the successor Custodian or as otherwise directed by the Buyer. The cost of the shipment of Mortgage Files arising out of the resignation of the Custodian shall be at the expense of the Custodian unless such resignation is due to the nonpayment of its fees and expenses hereunder, in which case such expense shall be paid by the Seller; and any cost of shipment arising out of the removal of the Custodian by the Buyer or the Seller shall be at the expense of the party requesting such removal. The Seller shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Mortgage Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph.

Section 8. Examination of Mortgage Files.

Upon reasonable prior notice to the Custodian (which shall be two (2) Business Days or such shorter period of time agreed to by the Custodian and the Buyer) and at the Seller’s expense, the Buyer and each of its respective agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Mortgage Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

Section 9. Insurance of Custodian.

At its own expense, the Custodian shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian of assets substantially similar to the Purchased Loans and act in a collateral agent capacity. Upon request, the Buyer or the Seller shall be entitled to receive a certificate of the respective insurer that such insurance is in full force and effect.

Section 10. Representations and Warranties.

The Custodian represents and warrants to the Buyer that:

(a) The Custodian is (i) a national banking association duly organized, validly existing and in good standing under laws of the United States and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Custodial Agreement.

(b) The Custodian has all requisite right, power and authority to execute and deliver this Custodial Agreement and to perform all of its duties as the Custodian hereunder.

(c) The execution, delivery and performance of this Custodial Agreement have been duly authorized by all necessary corporate action on the part of the Custodian, and neither the execution and delivery of this Custodial Agreement by the Custodian in the manner contemplated herein nor the Custodian’s performance of and compliance with the terms hereof will violate, contravene or create a default under any charter document or bylaw of the Custodian.

(d) Neither the execution and delivery of this Custodial Agreement by the Custodian, nor its performance of and compliance with its obligations and covenants hereunder, require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained.

(e) This Custodial Agreement, when executed and delivered by the Custodian, will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

(f) The Custodian is not an Affiliate of the Seller.

(g) At all times the Custodian shall be a corporation or association organized and doing business under the laws of the United States of America or of any State, shall be authorized under such laws to exercise corporate trust powers, subject to supervision or examination by the United States of America or any such State, and shall have (A) a short-term, unsecured debt rated at least P-1 by Moody’s Investors Service, Inc. (or such lower rating as may be acceptable to the Seller and the Buyer) and (y) a short-term deposit rating of at least A-1 from Standard & Poor’s Ratings Services (or such lower rating as may be acceptable to the Seller and the Buyer).

(h) The Custodian shall at all times have a combined capital and surplus of at least $50,000,000 as set forth in its then most recent published annual report of condition.

Section 11. Statements.

Upon the request of the Buyer or the Seller, the Custodian shall provide the Buyer or the Seller, as applicable, with a list of all the Mortgage Loans for which the Custodian holds a Mortgage File pursuant to this Custodial Agreement. Such list shall be in the form of a Custodian Loan Transmission and an Exception Report.

Section 12. No Adverse Interest of Custodian.

By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof. The Mortgage Loans shall not be subject to any security interest, lien or right to set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Mortgage Loans.

Section 13. Indemnification of Custodian.

The Seller agrees to reimburse, indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses of any kind or nature whatsoever, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, or caused by the negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Custodial Agreement.

In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2 within two (2) Business Days after written request therefor by the Buyer or the Seller in accordance with the terms and conditions of this Custodial Agreement; provided that (i) Custodian previously delivered to the Buyer a Trust Receipt, Custodian Loan Transmission and an Exception Report which did not list such document as an Exception on the related Purchase Date; (ii) such document is not outstanding pursuant to a Request for Release and Receipt in the form annexed hereto as Annex 5; and (iii) such document was held by the Custodian on behalf of the Seller or the Buyer, as applicable (a “Custodial Delivery Failure”), then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Buyer or the Seller, upon request, a Lost Note Affidavit in the form of Annex 9 hereto and (b) with respect to any missing document related to such Mortgage Loan, including but not limited to a missing Mortgage Note, indemnify the Seller and Buyer in accordance with the succeeding paragraph of this Section 13. Notwithstanding the foregoing, in the event that the Custodian fails to produce a Mortgage Note with respect to a Mortgage Loan requested pursuant to Section 5(b) hereof which was not otherwise released by the Custodian pursuant to the terms of this Custodial Agreement, the Custodian shall then promptly (but no later than two (2) Business Days following such request) provide the Buyer or the Seller, as applicable, with a Lost Note Affidavit. In the event that such original Mortgage Note is subsequently found and delivered to the Buyer or the Seller, as applicable, such party shall return the Lost Note Affidavit to the Custodian.

The Custodian agrees to indemnify and hold the Buyer and Seller, and their respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or the Custodian’s negligence, lack of good faith or misconduct or any breach of the conditions, representations or warranties contained herein. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement.

Section 14. Concerning the Custodian.

In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any Mortgage Loan Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

The Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Custodial Agreement. The Custodian shall not have any duties or responsibilities except those expressly set forth in this Custodial Agreement.

The Custodian shall not be liable for any error of judgment made in good faith by an officer or officers of the Custodian, unless it shall be conclusively determined by a court of competent jurisdiction that the Custodian was negligent in ascertaining the pertinent facts.

The Custodian shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Seller or the Buyer given under this Custodial Agreement.

None of the provisions of this Custodial Agreement shall require the Custodian to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

The Custodian may consult with counsel and the written advice or any written opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

Any entity into which the Custodian may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any entity succeeding to the business of the Custodian shall be the successor of the Custodian hereunder without the execution or filing of any paper with any parties hereto or any further act on the part of any of the parties hereto except where an instrument or transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

In order to comply with its duties under the U.S.A. Patriot Act, the Custodian shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, such party’s name, address, and other identifying information.

Section 15. Term of Custodial Agreement.

Promptly after written notice from the Buyer of the termination of the Master Repurchase Agreement and payment in full of all amounts owing to the Buyer thereunder, the Custodian shall deliver all documents remaining in the Mortgage Files to the Seller, and this Custodial Agreement shall thereupon terminate.

Section 16. Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. Any demand, notice or communication hereunder shall be (i) sent by telecopy, (ii) delivered in person, or (iii) transmitted by a recognized private (overnight) courier service. The Custodian’s office is located at the address set forth on its signature page hereto, and each party hereto agrees to notify each other party if its address should change.

Section 17. Governing Law.

This Custodial Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to the conflict of laws doctrine applied in such state.

Section 18. Authorized Representatives.

Each individual designated as an authorized representative of the Buyer or its successors or assigns, the Seller and the Custodian, respectively (an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Buyer, the Seller and the Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 6, 7 and 8 hereof, respectively. From time to time, the Buyer, the Seller or the Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 18, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

Section 19. Amendment.

This Custodial Agreement may be amended from time to time by written agreement signed by the Seller, the Buyer and the Custodian.

Section 20. Cumulative Rights.

The rights, powers and remedies of the Custodian and the Buyer under this Custodial Agreement shall be in addition to all rights, powers and remedies given to the Custodian and the Buyer by virtue of any statute or rule of law, the Master Repurchase Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Buyer’s ownership or security interest in the Purchased Loans.

Section 21. Binding Upon Successors.

All rights of the Custodian, the Seller and the Buyer under this Custodial Agreement shall inure to the benefit of the Custodian, the Seller and the Buyer and their successors and permitted assigns.

Section 22. Entire Agreement; Severability.

This Custodial Agreement and the other Program Documents contain the entire agreement with respect to the Purchased Loans among the Custodian, the Buyer and the Seller. If any of the provisions of this Custodial Agreement shall be held invalid or unenforceable, this Custodial Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

Section 23. Execution In Counterparts.

This Custodial Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 24. Tax Reports.

The Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Custodial Agreement, other than in respect of the Custodian’s compensation or for reimbursement of expenses.

Section 25. Assignment by the Buyer.

The Buyer shall have free and unrestricted use of the Mortgage Loans and may engage in financing, repurchase, purchase and sale, sale, or similar transactions with the Mortgage Loans and otherwise pledge, repledge, transfer, hypothecate or rehypothecate the Mortgage Loans and all rights of the Buyer under the Master Repurchase Agreement (and this Custodial Agreement) to any assignee designated by the Buyer (each, an “Assignee”). The Seller hereby irrevocably consents to any such assignment. Upon receipt of written notice to the Custodian of any such assignment in the form attached hereto as Annex 10, the Custodian shall mark its records to reflect the pledge or assignment of the Mortgage Loans by the Buyer to the Assignee. The Custodian’s records shall reflect the pledge or assignment of the Mortgage Loans by the Buyer to the Assignee until such time as the Custodian receives written instructions from the Buyer with consent from the Assignee that the Mortgage Loans are no longer pledged or assigned by the Buyer to the Assignee, at which time the Custodian shall change its records to reflect the release of the pledge or assignment of the Mortgage Loans, and that the Custodian is holding the Mortgage Loans, as custodian for, and for the benefit of, the Buyer.

If the Buyer has notified the Custodian in writing of such assignment or pledge by delivery to the Custodian of a written notice in the form of Annex 10 hereto, then, upon delivery of notice in the form of Annex 14 by Assignee to the Custodian of the Buyer’s default, Assignee may, subject to any limitations in any agreement between Assignee and the Buyer, (i) require Custodian to act with respect to the related Mortgage Loans solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and only in accordance with the terms of this Custodial Agreement, (ii) require Custodian to hold such Mortgage Loans for the exclusive use and benefit of Assignee, and (iii) assume the rights of the Buyer under this Agreement to furnish instructions to the Custodian as to the disposition of such Mortgage Loans and such rights shall be exercisable solely by Assignee. In addition, within three (3) Business Days of receipt of such notice to the Custodian in the form of Annex 14 and receipt by the Custodian of the Trust Receipt from the Assignee, the Custodian shall deliver, in accordance with the written instructions of the Assignee, a Trust Receipt issued in the name of the Assignee and to the place indicated in any such written direction from the Assignee. The Custodian shall assume that any assignment from the Buyer to Assignee is subject to no limitations that are not expressly set forth in this Custodial Agreement. Until such time as the Custodian receives notice in the form of Annex 14 from the Assignee that there exists an event of default with respect to a pledge or assignment of its interest in the Mortgage Loans and Mortgage Files, the Custodian shall take directions solely from Buyer.

Section 26. Transmission of Mortgage Files.

Prior to any shipment of any Mortgage Files, or other loan documents hereunder, the Seller shall deliver to the Custodian written instructions as to the method of shipment and shipper(s) the Custodian is to utilize in connection with the transmission of Mortgage Files or other loan documents in the performance of the Custodian’s duties hereunder. The Seller shall arrange for the provision of such services at their sole cost and expense (or, at the Custodian’s option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to mortgage files or other loan documents as the Seller deems appropriate. Without limiting the generality of the provisions of Section 13 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Seller, arising out of actions of the Custodian consistent with the instructions of the Seller. In the event the Custodian does not receive such written instructions, the Custodian shall be authorized and shall be indemnified as provided herein to utilize a nationally recognized courier service.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Custodial Agreement was duly executed by the parties hereto as of the day and year first above written.

THE NEW YORK MORTGAGE COMPANY, LLC

By: /s/ Joseph V. Fierro
Name: Joseph V. Fierro
Title: Chief Operating Officer

Address for Notices:

1301 Avenue of the Americas, 7th Floor
New York, New York 10019
Attention: Steven B. Schnall, CEO
Telecopier No.: (212) 634-6420
Telephone No.: (212) 634-9449

NEW YORK MORTGAGE FUNDING, LLC

By: /s/ Joseph V. Fierro
Name: Joseph V. Fierro
Title: Chief Operating Officer

Address for Notices:

1301 Avenue of the Americas, 7th Floor
New York, New York 10019
Attention: Steven B. Schnall, CEO
Telecopier No.: (212) 634-6420
Telephone No.: (212) 634-9449

NEW YORK MORTGAGE TRUST

By: /s/ David A. Akre
Name: David A. Akre
Title: Vice Chairman/Co-Chief Executive Officer

Address for Notices:

1301 Avenue of the Americas, 7th Floor
New York, New York 10019
Attention: David Akre, CEO
Telecopier No.: (212) 655-6269
Telephone No.: (212) 634-2338

LASALLE BANK NATIONAL ASSOCIATION, as Custodian

By: /s/ Mark J. Jerva
Name: Mark J. Jerva
Title: Vice President

Address for Notices:

2571 Busse Road, Suite 200-Dock 49
Elk Grove Village, Illinois, 60007
Attention: ______________
Telecopier No.: (___) ___-____
Telephone No.: (___) ___-____

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By: /s/ Anthony Palmisano
Name: Anthony Palmisano
Title: Managing Director

Address for Notices:

600 Steamboat Road
Greenwich, Connecticut 06830
Attention: Joseph Bartolotta
Telecopier No.: (203) 618-2148/2149
Telephone No.: (203) 625-6675

With a copy to:

Attention: General Counsel
Telecopier No.: (203) 618-2132
Telephone No.: (203) 625-2700

LASALLE BANK NATIONAL ASSOCIATION, as Disbursement Agent

By:
Name:
Title:

Address for Notices:
2571 Busse Road, Suite 200-Dock 49
Elk Grove Village, Illinois, 60007
Attention: ______________
Telecopier No.: (___) ___-____
Telephone No.: (___) ___-____

Annex 1
to Custodial Agreement

REQUIRED FIELDS FOR MORTGAGE LOAN TRANSMISSION

(SELLER TO CUSTODIAN WET OR DRY IN CSV OR EXCEL FORMAT)
(Fixed-width ASII text file) (Total Length = 460)

LaSalle Field Header	LaSalle Description	LaSalle Char Length
ADDRESS	Property Address	60
ALT_ID	Alternate ID	13
ARMACAP	Arm Annual Cap	5
ARMADJ	ARM Adjust Date	8
ARMCONV	ARM Convert Flag	1
ARMFLOOR	ARM Floor Rate	6
ARMINDEX	ARM Index	6
ARMLCAP	ARM Loan Cap	5
ARMLOOKBACK	ARM Look back	4
ARMMARGIN	ARM Margin	5
BORR1FIRST	Borrower 1 First Name	30
BORR1MID	Borrower 1 Middle Name	30
borrower	Borrower 1 Last Name	60
BORR2FIRST	Borrower 2 first Name	30
BORR2MID	Borrower 2 middle Name	30
BORR2LAST	Borrower 2 last Name	30
ARMROUND	ARM Round	7
CASENUM	Case number	13
CITY	Property City	60
CLOSED	Note Date	8	MM/DD/YYYY'
COLL_KEY	Collateral ID	13
CTRLNUM	Control Num	7
CUSTOMER	Customer Code	4	Fixed value of '1007
FIRSTDUE	First Payment Date	8	MM/DD/YYYY'
GROUP	Group	15
INVEST_KEY	Investor ID	13
IS MOM	If loan is a Mers Originated Mortgage then value = 1, else value = 0	1
LNAMOUNT	Note Amount	14
MATURITY	Maturity date	8	MM/DD/YYYY'
MERSMIN	MERS Mortgage Identification Number	18
POOL_KEY	Pool Number	13
SERVICER	Servicer Code	10
STATE	Property state	2
TRUSTNUM	Trust Number	40
ZIP	Property Zip code	10
PI	P&I	9
RATE	INTEREST RATE	6

Annex 1-1

Annex 2
to Custodial Agreement

GCFP Customer Code:____

[WET LOAN][DRY LOAN] TRUST RECEIPT

Overnight Courier Tracking No.______
# of Loans:_______
Original Quantity $____
Product Type ______
Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attn: _________________

Re:
Amended and Restated Custodial Agreement, dated as of January 5, 2006 (the “Custodial Agreement”), among The New York Mortgage Company, LLC, New York Mortgage Funding, LLC and New York Mortgage Trust, Inc., jointly and severally as Sellers, LaSalle Bank, National Association, as Custodian, and Greenwich Capital Financial Products, Inc., as Buyer.

Ladies and Gentlemen:

In accordance with the provisions of Section 3 of the above-referenced Custodial Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Custodial Agreement), the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan described in the attached Custodian Loan Transmission all matters (subject to the Exceptions listed therein) set forth in Section of the Custodial Agreement, subject to the limitation set forth in Section 3(b) of the Custodial Agreement.

The delivery of this Trust Receipt evidences that (i) the Custodian has reviewed all documents required to be delivered in respect of each Mortgage Loan listed herein pursuant to Section 2(a)(i), (ii), and (iii) of this Custodial Agreement and the documents listed in Sections (i), (ii), (iii), (iv) and (v) of Annex 16 (and if actually delivered to the Custodian the documents listed in Sections (vi) - (ix) of Annex 16) and such documents other than the Exceptions listed herein are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan, (ii) the Custodian is holding each Mortgage Loan identified on the Custodian Loan Transmission attached hereto, pursuant to the Custodial Agreement, as the bailee of and custodian for the Buyer and (iii) such documents have been reviewed by the Custodian and appear on their face to be regular and to relate to such Mortgage Loan and satisfy the requirements set forth in Section 3(a) of the Custodial Agreement and the Review Procedures.

The Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Annex 2-1

On each date the Custodian delivers to the Buyer a Trust Receipt, it shall supersede the Trust Receipt, previously delivered by the Custodian to the Buyer hereunder. The most recently delivered Trust Receipt, shall control and be binding upon the parties hereto.

LASALLE BANK NATIONAL ASSOCIATION, as Custodian

By:
Name:
Title:

Annex 2-2

Annex 3
to Custodial Agreement

FORM OF NOTICE OF SALE AND REQUEST FOR RELEASE

DATE: __________, ____

The undersigned, __________________________ (the “Seller”), hereby provides notice of the proposed sale of the below referenced mortgage loans to ____________________ (the “Approved Purchaser”). Such Mortgage Loans have previously been delivered to LASALLE BANK, NATIONAL ASSOCIATION, acting as agent, bailee and custodian (in such capacity “Custodian”) for the exclusive benefit of the GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., (the “Buyer”) pursuant to the Custodial Agreement dated as of January 5, 2006 made by and among The New York Mortgage Company, LLC, New York Mortgage Funding, LLC and New York Mortgage Trust, Inc. (each, a “Seller” and collectively, the “Seller”), Custodian and the Buyer. The closing date for such sale is ______________ and the anticipated purchase proceeds to be paid to the Buyer directly is ___________ (if amount is zero, remaining Purchased Loans are sufficient to protect Buyer and shall not result in a Margin Deficit).

The Seller requests release from the Custodian of the following described documentation for the identified Mortgage Loans, possession of which shall be delivered to the Approved Purchaser in connection with the sale thereof.

Mortgagor Name	Loan Number	Note Amount	Loan Document Delivered

Please send the referenced documentation to:
[NAME OF APPROVED PURCHASER]
[ADDRESS]
[TELEPHONE]
[ATTENTION:]

Please deliver documents to the Approved Purchaser via __________________, accompanied by a transmittal letter in the form of Annex 10.

Annex 3-1

By: Name: Title:

Acknowledged and Consented to:
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By: _______________________________
Name:
Title:
Date:_______________________________

Capitalized terms not otherwise defined herein are defined in that certain Master Repurchase Agreement (the “Repurchase Agreement”), dated as of January 5, 2006, among the Sellers and the Buyer.

By: Name: Title:

Annex 3-2

Annex 4
to Custodial Agreement

REVIEW PROCEDURES

This Annex sets forth the Custodian’s review procedures for each item listed below delivered by the Seller pursuant to the Custodial Agreement (the “Agreement”) to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

1. The Mortgage Note and the Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Mortgagor or grantor, or in the case of copies of the Mortgage permitted under Section 2(b) of the Agreement, that such copies bear a reproduction of such signature.

2. The amount of the Mortgage Note is the same as the amount specified on the related Mortgage.

3. The original mortgagee is the same as the payee on the Mortgage Note.

4. The Mortgage contains a legal description other than address, city and state.

5. The notary section (acknowledgment) is present and attached to the related Mortgage and is signed.

6. Neither the original Mortgage Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the original Assignment of Mortgage contain any alterations which appear irregular on their face, or if altered, such alterations have the initials of the person(s) named as the Mortgagor.

7. The Mortgage Note is endorsed in blank by the original payor or the last endorsee.

8. Each original Assignment of Mortgage and any intervening assignment of mortgage, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors (and any other necessary party), as applicable, or in the case of copies permitted under Section 2 (b) of the Agreement, that such copies appear to bear a reproduction of such signature or signatures and such copies have been certified by an officer of the Seller, a title company or escrow closing company as true, complete and correct copies of any originals, and the intervening assignments of mortgage evidence a complete chain of assignment and transfer of the related Mortgage from the originating Person to the Seller or, in the case of a MERS Designated Mortgage Loan to MERS.

9. The date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be.

10. The notary section (acknowledgment) is present and attached to each intervening assignment and is signed.

11. Based upon a review of the Mortgage Note, the Mortgage Loan number, the Mortgagor’s name, the address of the Mortgaged Property, the original amount of the Mortgage Note, [the original mortgage interest rate, the maturity date and any other fields as mutually agreed upon] as set forth in the Mortgage Loan Transmission delivered by the Seller to the Custodian are correct.

Annex 4-1

12. The Mortgage File contains the original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage) or attorney’s opinion of title; provided, however, that no such policy shall be delivered in connection with any second lien Mortgage Loan with an original principal balance not in excess of $50,000.

In the case of Wet Loans, the review procedures shall be as follows:

1. To the extent any items listed in Annex 16 are available, the procedures set forth above.

2. To the extent the items listed in Annex 16 are not available, the original Transaction Notice with a loan listing attached has been received and matches the facsimile copy previously delivered.

Annex 4-2

Annex 5
to Custodial Agreement

REQUEST FOR RELEASE AND RECEIPT

Date: __________, ____

The undersigned, [Seller] (the “Seller”), acknowledges receipt from LaSalle Bank National Association acting as bailee of, and custodian for (in such capacity, the “Custodian”) the exclusive benefit of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (the “Buyer”) (capitalized terms not otherwise defined herein are defined in that certain Amended and Restated Custodial Agreement, dated as of January 5, 2006 (the “Custodial Agreement”) or if not defined in the Custodial Agreement, then in that certain Master Repurchase Agreement dated as of January 5, 2006 between the Seller and the Buyer (the “Master Repurchase Agreement”)), of the following described documentation for the identified Mortgage Loan, possession of which is entrusted to the Seller solely for the purpose referenced below:

Mortgagor Name Loan Number Note Amount  Mtg. Loan Document

Reason for Requesting File (check one)
_____ 1. Mortgage Loan Paid in Full.
_____ 2. Correction of Document Deficiencies.
_____ 3. Mortgage Required for Servicing.

_____ 4. Foreclosure.
_____ 5. Other [Describe].

If item 2, 3, 4 or 5 is checked, it is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Purchased Loans hereinabove described and in the proceeds of said Purchased Loans has been granted to the Buyer pursuant to the Master Repurchase Agreement.

If item 2, 3, 4 or 5 is checked, in consideration of the aforesaid delivery by the Custodian, the Seller hereby agrees to hold said Purchased Loans in trust for the Buyer as provided under and in accordance with all provisions of the Custodial Agreement and to return said Purchased Loans to the Custodian no later than the close of business on the tenth day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day.

Please deliver the requested file to [ADDRESS], Attention: _____________, via overnight courier.

Annex 5-1

By: Name: Title:

Acknowledged and Consented to:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
By: _______________________________
Name:
Title:
Date:_______________________________

Documents returned to Custodian:

____________________________________
By: _______________________________
Name:
Title:
Date:_______________________________

Annex 5-2

Attachment 1 to Request for Release and Receipt

Format of Electronic Release Request for Custodian (form and electronic signatures stored with custodian per separate agreement)

Field Header	Description	Data Type/Length

customer	Constant value of "1120"	char(4)
poolnum	TBD	char(13)
coll_key	Unique Loan Number	char(20)
loc_code	Need list of approved investor address so a codes can be created	char(6)
rel_code	1= Paid in Full, 2= Foreclosure, 4= Other Liquidation, 5 = Non-Liquidation, 10 = Shipped to Private Investor	char(2)
notation	name of person requesting file@company name	char(254)
reqstr_sig	Value LaSalle will provide for you once set up in our system.

Annex 5-3

Annex 6
to Custodial Agreement

AUTHORIZED REPRESENTATIVES OF BUYER

Name Specimen Signature
Brett Kibbe _________________________
Joseph Bartolotta _________________________
David Katze _________________________
Kathleen O’Connor _________________________

Annex 6-1

Annex 7
to Custodial Agreement

AUTHORIZED REPRESENTATIVES OF SELLER

Name	Specimen Signature

_________________	_________________________

_________________	_________________________

_________________	_________________________

_________________	_________________________

Annex 7-1

Annex 8
to Custodial Agreement

AUTHORIZED REPRESENTATIVES OF CUSTODIAN

Name	Specimen Signature

_________________	_________________________

_________________	_________________________

_________________	_________________________

_________________	_________________________

Annex 8-1

Annex 9
to Custodial Agreement

FORM OF LOST NOTE AFFIDAVIT

I, as ___________________________ (title) (hereinafter called “Deponent”) of LaSalle Bank National Association (the “Custodian”), am authorized to make this Lost Note Affidavit (this “Affidavit”) on behalf of the Custodian. In connection with the administration of the Mortgage Loans held by the Custodian on behalf of Greenwich Capital Financial Products, Inc. (the “Buyer”), Deponent being duly sworn, deposes and says that:

1. Custodian’s address is:

______________________
______________________

2. Custodian previously delivered to the Buyer a Custodian Loan Transmission and an Exception Report with respect to that certain Mortgage Note made by ___ in an original principal balance of $___, secured by a Mortgage on a property located at____, which did not indicate such Mortgage Note is missing;

3. Such Mortgage Note was assigned or sold to the Buyer by __________________________ pursuant to the terms and provisions of a Master Repurchase Agreement dated and effective as of January 5, 2006;

4. Such Mortgage Note is not outstanding pursuant to a Request for Release of Documents;

5. Aforesaid Mortgage Note (hereinafter called the “Original”) has been lost;

6. Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

7. The Custodian was the Custodian of the Original at the time of loss;

8. Deponent agrees that, if said Original should ever come into Custodian’s possession, custody or power, Custodian will immediately and without consideration surrender the Original to the Buyer;

9. Attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed to “________________________________, as Custodian” by the Mortgagee, as provided by __________________________ or its designee and (ii) the Mortgage which secures the Mortgage Note, which Mortgage Note is recorded at __________________;

10. Deponent hereby agrees that the Custodian (a) shall indemnify and hold harmless the [Buyer][Seller], its successors, and assigns, against any loss, liability or damage, including reasonable attorney’s fees, resulting from the unavailability of any Originals, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the Originals or any interest in such mortgage loan, (iii) any claim of any Seller with respect to the existence of terms of a Mortgage Loan evidenced by the Originals, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the “Losses”); and

Annex 9-1

11. This Affidavit is intended to be relied on by the Buyer, its successors, and assigns and the Custodian represents and warrants that it has the authority to perform its obligations under this Affidavit.

EXECUTED THIS ____ day of _______, ____, on behalf of the Custodian by:

___________________________________
Signature

___________________________________
Typed Name

On this _________ day of _______________________, ____, before me appeared ____________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Lost Note Affidavit was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.

_____________________________________
Notary Public in and for the

State of ____________________________.

My Commission expires: _______________.

Annex 9-2

Annex 10
to Custodial Agreement

NOTICE OF ASSIGNMENT

To:	__________________________
From:	____________________________
Date:	____________________________

You are hereby notified that as of [date] the undersigned has assigned all of its right, title and interest in and to the Mortgage Loans identified in the schedule attached hereto to [Assignee’s name and address]. You are hereby instructed to hold such Mortgage Loans pursuant to the terms of the Amended and Restated Custodial Agreement, dated as of January 5, 2006 (the “Custodial Agreement”), among The New York Mortgage Company, LLC, New York Mortgage Funding, LLC and New York Mortgage Trust, Inc. (the “Seller”), La Salle Bank National Association (the “Custodian”) and Greenwich Capital Financial Products, Inc. (the “Buyer”), for the sole and exclusive benefit of [name of Assignee] subject to the terms of the Custodial Agreement by which [name of Assignee] hereby agrees to be bound.

When you have received written instructions from the Buyer with the Assignee’s consent thereon that the Mortgage Loans are no longer assigned by the Buyer to the Assignee, you shall change your records to reflect the release of the pledge of the Mortgage Loans and that you are holding the Mortgage Loans as custodian for, and for the benefit of, the Buyer.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By:
Name:
Title:

Date:

[NAME OF ASSIGNEE]
By:
Name:
Title:

Date:

Annex 10-1

Annex 11
to Custodial Agreement

(THIRD PARTY) TRANSMITTAL LETTER

[CUSTODIAN LETTERHEAD]

[Approved Purchaser]
__________________________
__________________________
Re: ______________________________

Ladies and Gentlemen:

Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by _______________ and are being delivered to you for purchase.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in that certain Amended and Restated Custodial Agreement dated as of January 5, 2006, by and among La Salle Bank National Association (the “Custodian”), The New York Mortgage Company, New York Mortgage Funding, LLC and New York Mortgage Trust, Inc.. as Seller (the “Seller”), and Greenwich Capital Financial Products, Inc., as Buyer (the “Buyer”), and if not defined in the Custodial Agreement, then in that certain Master Repurchase Agreement (the “Master Repurchase Agreement”), dated as of January 5, 2006, between the Seller and the Buyer.

The Mortgage Loans comprise a portion of the “Purchased Loans.” Each of the Mortgage Loans is subject to an ownership and/or security interest in favor of the Buyer, which security interest shall be automatically released upon remittance of the purchase price for such Mortgage Loan (the “Payoff Amount”) by wire transfer to the following account:

WIRE INSTRUCTIONS:

[Bank Name:	JPMorgan ChaseBank
City, State:	New York, NY

ABA #:	021-000-021
Account #:	1400-95961

Account	Name: GCFP
Attention:	Asset-Backed Ops/New York Mortgage]

Pending the purchase of each Mortgage Loan and until the Payoff Amount is received, the aforesaid ownership and/or security interest therein will remain in full force and effect, and you shall hold possession of such Purchased Loans and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Buyer. In the event that any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Custodian at its address set forth below. In no event shall any Mortgage Loan be returned to, or sales proceeds remitted to, any of the Seller. The Mortgage Loan must be so returned or Payoff Amount remitted in full no later than ten (10) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

Annex 11-1

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE BUYER ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Very truly yours,

______________________
as Custodian

By:
Name:
Title:

Address:___________________
___________________

RECEIPT ACKNOWLEDGED:
[APPROVED PURCHASER]
By________________________
Name:
Title:
Date: ________________

Annex 11-2

Annex 12
to Custodial Agreement

[ATTORNEY’S BAILEE LETTER]
[Letterhead of Seller]
________ __, ____

Name of Attorney
[Address]

Custodian:	La Salle Bank, National Association ___________________ ___________________ Attn: ______________ Facsimile: ____________ Telephone: ___________

Buyer:	Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, Connecticut 06830 Attn: Joseph Bartolotta Telecopier No.: 203-618-2148/2149 Telephone No.: 203-625-6675	Seller:	The New York Mortgage Company
New York Mortgage Funding, LLC
New York Mortgage Trust, Inc.
1301 Avenue of the Americas, 7th  Floor
New York, New York 10019
Facsimile: ____________
Telephone: ___________

Dear Sir or Madam:

From time to time, we, ______________ (the “Seller”), will send to you (or have sent to you) mortgage loans for which you have agreed to commence and prosecute a foreclosure action. In connection with such foreclosure activities, [copies of]1 one or more of the documents evidencing or otherwise relating to such mortgage loans (“Documents”) will be delivered to you.

Greenwich Capital Financial Products, Inc. (the “Buyer”), has financed the sale to us or origination of such mortgage loans, and with such sale or origination we granted an ownership and/or security interest in the Documents referred to below and the mortgage loans to which such Documents relate to the Buyer. LaSalle Bank, National Association (the “Custodian”) is acting as custodian for the Buyer in connection with the Documents.

Whenever we send you Documents to be covered by this letter agreement, we will send such Documents to you under a transmittal letter identifying the specific documents delivered, and the mortgage loan(s) to which they relate, with a space at the end of the letter for you to sign and to acknowledge your receipt of such Documents. Upon your receipt of any such Documents, you hereby agree to fax to the Buyer and the Custodian, no later than three (3) Business Days after your receipt thereof, our transmittal letter, signed in the acknowledgment space by you, pursuant to which you (i) acknowledge receipt of the Documents listed in the transmittal letter, and (ii) acknowledge that with respect to such listed documents you are acting as bailee of the Buyer in accordance with the terms of this Attorney’s Bailee Letter.

1 For Acceptable Attorneys to whom copies of the Documents are sent.
Annex 12-1

By signing this letter agreement below where indicated, (a) you agree that on and after the date hereof until you are otherwise notified by the Buyer or the Custodian, any Documents delivered to you as described above will be held by you as bailee for the Buyer, (b) you certify that, as of the date of your receipt of any Documents, you have not received notice of any interest of any other person or entity in such Documents or the related mortgage loans, (c) you agree that you will commence and diligently prosecute foreclosure proceedings with respect to the mortgage loan to which any such Documents relate and (d) you certify that if either you or your law firm has any security interest in the Documents or the mortgage loan to which those Documents relate you agree to waive any interest you or your firm may acquire therein at any time, whether arising pursuant to law or otherwise or to refuse delivery of such Documents and return them immediately to the Custodian.

The Seller and the Buyer hereby irrevocably instruct you that any Documents in your possession are to be held by you as bailee for the Buyer, as provided herein until they are returned to the Custodian at the address noted above together with a copy of this letter agreement; provided that if the Buyer or the Custodian notifies you that the Buyer’s interest in any of above-referenced mortgage loans has been released or did not attach (the “Release Notice”), from the date of such Release Notice you will hold the Documents relating to such mortgage loan (and no others) as bailee for the Seller, in which case you will follow the Seller’s instructions regarding such Documents, and such Documents shall be released to the Seller at the address noted above, or its designee, upon conclusion of the foreclosure action, instead of returning them to the Custodian; and provided further that prior to the date of any Release Notice, notwithstanding anything herein or elsewhere to the contrary, if you receive instructions from the Buyer or the Custodian which do not comport with instructions you may have received from the Seller, including, without limitation, instructions to deliver the Documents to the Custodian, the Buyer or any other person or entity, you shall abide by the instructions of the Custodian or Buyer.

You agree to immediately give telephonic notice (followed by written notice) to the Custodian if you receive notice or any inquiry from any other person or entity of or with respect to any interest in the Documents or the related mortgage loan and you agree that you shall immediately notify each such person in writing, with a copy to the Custodian, of the prior interest of the Buyer therein.

This letter agreement supersedes any letter agreement or other agreement or arrangement that may exist between you and the Seller. Notwithstanding any contrary understanding with you, the Seller or any other person or entity, or any instructions to you from the Seller, the Seller or any other person or entity, you shall abide by the terms of this letter. No deviation in performance of the terms of any previous letter agreement between you and any of the undersigned shall alter any of your duties or responsibilities as set forth herein.

Because time is of the essence, please promptly sign and date the enclosed copy of this letter agreement and return it via overnight delivery service to the Custodian at the above address and via telecopier, send a copy of this executed letter agreement to the Seller. It is important that the Custodian receive a copy of this letter agreement executed by you. Thank you for your cooperation in assisting us with this project.

Annex 12-2

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE BUYER ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Very truly yours,

__________________________, Seller

By
Name:
Title:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., Buyer

By
Name:
Title:

ACKNOWLEDGED AND AGREED:

By:

Print Name:

Date:

Annex 12-3

Rider A

[Letterhead of _____________________]
________________ ___, _____

Name of Attorney
[Address]

Re:	Mortgagor:
Address of Property:
Loan Number:

Dear ___________________:

We refer to that certain letter (the “Attorney’s Bailee Letter”), dated ________________, ____, from us to you and signed by us and by Greenwich Capital Financial Products, Inc., as buyer (the “Buyer”), describing the terms under which you agreed to hold certain mortgage loan documents to be sent to you from time to time under the Attorney’s Bailee Letter.

The following documents evidencing or otherwise relating to the above-referenced mortgage loans (collectively, the “Documents”) are being sent to you under cover of this letter for the purpose of commencement and prosecution of a foreclosure action:

[LIST ONLY THOSE DOCUMENTS THAT ARE BEING SENT]

(i)	The [original] [copy of the] Mortgage Note.
(ii)	The [original] [copy] of the guarantee executed in connection with the Mortgage Note.
(iii)	The [original] [copy of the] Mortgage with evidence of recording thereon, or a certified copy thereof.
(iv)	The [originals] [copies] of all assumption, modification, consolidation or extension agreements (if any) with evidence of recording thereon, or certified copies thereof.
(v)	An [original] [copy of the] Assignment of Mortgage to “_________________________, as Custodian”.
(vi)	The [originals] [copies] of [identify any particular] intervening assignments of mortgage with evidence of recording thereon, or certified copies thereof.
(vii)
The [original] [copy of the] [attorney’s opinion of title and abstract of title] or [the original mortgagee title insurance policy], [or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the mortgagee title insurance policy [as marked by the title company or its authorized agent]], [or the preliminary title report for appropriate jurisdictions].

(viii)	The [original] [copy] of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan.
(ix)	The [original] [copy of the] power of attorney or other authorizing instrument [with evidence of recording thereon].
(x)	[Identify any other documents which may be sent].

Please sign this letter in the space provided below to indicate your acknowledgment of receipt of the documents listed above with respect to the mortgage loan(s) identified above, and to confirm that you will hold such documents as bailee for the Buyer under and in accordance with the terms of the Attorney’s Bailee Letter. As required by the Attorney’s Bailee Letter, please fax to the Buyer and the Custodian (with a copy to us), a copy of this letter signed by you, not later than three (3) business days after your receipt of this letter. We appreciate your cooperation.

Annex 12-4

Sincerely yours,
___________________
By:
Name:
Title:

ACKNOWLEDGMENT:

I acknowledge receipt of the Documents as listed above in this letter and of notice of the ownership and/or security interests in such documents described in the Attorney’s Bailee Letter referred to above. I confirm the certifications made by me in the Attorney’s Bailee Letter with respect to such documents and agree to act as bailee for the Buyer with respect to such documents on the terms set forth in the Attorney’s Bailee Letter and to comply in all other respects with the terms of the Attorney’s Bailee Letter.

Print Name:
Date:

Annex 12-5

Annex 13
to Custodial Agreement

EXCEPTION CODES

Question Code	Question Description
0021	TYPED NAME AND/OR TITLE IS MISSING OR INCORRECT
0201	DATE IS MISSING OR INCORRECT
0202	FIRST ADJUST DATE IS MISSING OR INCORRECT
0203	AMOUNT IS INCORRECT
0204	MORTGAGE MARGIN IS MISSING OR INCORRECT
0205	ARM INDEX IS MISSING OR INCORRECT
0206	ARM ANNUAL CAP IS MISSING OR INCORRECT
0207	ARM LIFE CAP IS MISSING OR INCORRECT
0208	ARM FLOOR IS MISSING OR INCORRECT
0209	I/O PERIOD FROM I/O ADDENDUM IS MISSING OR INCORRECT
0210	I/O PYMT FROM I/O ADDENDUM IS MISSING OR INCORRECT
0211	PENALTY PD FROM PREPYMT ADDENDUM IS MISSING OR INCORRECT
0212	LATE CHARGE (DAY&%) AS “DAYS/%” IS MISSING OR INCORRECT
0213	ARM ADJ DATE IS MISSING OR INCORRECT
0214	INITIAL CAP IS MISSING OR INCORRECT
0215	ARM LOOKBACK IS MISSING OR INCORRECT
0216	ARM ROUND PERCENTAGE IS MISSING OR INCORRECT
0217	PREPAYMENT NOTE ADDENDUM IS MISSING
0218	INTEREST ONLY ADDENDUM IS MISSING
0219	COMPLETE DATA NOT RECEIVED
0409	PROPERTY ADDRESS IS MISSING OR INCORRECT
0410	ZIP CODE IS INCORRECT
0411	MISC. INFORMATION
0700	SIGNATURE IS MISSING OR INCORRECT
0702	DOCUMENT IS MISSING
0703	BAILEE LETTER IS MISSING
0804	LENDER NAME IS MISSING OR INCORRECT
1000	STOCK POWER NOT EXECUTED IN BLANK
1604	ASSIGNEE IS MISSING OR DOES NOT AGREE WITH NOTE ENDORSEMENT
1605	ASSIGNOR IS MISSING OR DOES NOT AGREE WITH NOTE ENDORSEMENT
1608	REC. INFORMATION OR LEGAL DESC. IS MISSING OR DOES NOT AGREE
1613	ORIGINAL MORTGAGE AMOUNT IS MISSING OR INCORRECT
1614	MIN NUMBER IS MISSING ON MORTGAGE OR DEED OF TRUST
1615	MERS REGISTRATION NOT VERIFIED
1616	COPY OF RECORDED DOCUMENT IN FILE
1617	MIN NUMBER IS INCORRECT
1619	ORIGINAL IN FILE BUT NOT RECORDED
2309	NOTARY INFORMATION IS MISSING OR INCORRECT
2517	CORPORATE SEAL IS MISSING
2706	LOAN AMOUNT- ALPHA AND NUMERIC ARE MISSING OR DO NOT AGREE
2709	INTEREST RATE- ALPHA AND NUMERIC ARE MISSING OR DO NOT AGREE
3114	CASE NUMBER IS INCORRECT
3115	RIDER(S) REFERENCED HEREIN NOT ATTACHED
3303	INTEREST RATE IS MISSING OR INCORRECT
3307	MONTHLY P&I IS MISSING OR INCORRECT
3310	CANCELLED ENDORSEMENT NOT INITIALED
3311	ENDORSEMENT(S) IS NOT SIGNED
3312	ENDORSEMENT(S) IS MISSING OR INCORRECT

Annex 13-1

3313	ENDORSEMENT(S) IS INCOMPLETE
3314	ENDORSEMENT TO TRUSTEE IS MISSING
3316	ENDORSEMENT LENDER NAME IS MISSING OR INCORRECT
3317	TYPING CORRECTIONS NOT INITIALED BY BORROWERS
3319	EXTRA ENDORSEMENT SHOULD BE CANCELLED
3406	DATE OF FIRST PAYMENT IS INCORRECT
3407	MATURITY DATE IS INCORRECT
3510	COPY ONLY IN FILE
3511	IMAGE ONLY
4182	LEGAL DESCRIPTION IS MISSING
4301	ASSIGNMENT IS NOT IN RECORDABLE FORM
4901	TITLE COMMITMENT OR PRELIMINARY REPORT IN FILE
4906	SCHEDULE A MTG. DESCRIPTION HAS INCORRECT MORTGAGE AMOUNT
4907	SCHEDULE A MTG DESCRIPTION HAS INCORRECT DATE OF MORTGAGE
4911	SCHEDULE A MTG DESCRIPTION HAS INCORRECT RECORDING DATE
4920	INSURED AMOUNT DOES NOT MATCH ORIGINAL AMOUNT ON MORTGAGE
4921	AGENT SIGNATURE MISSING ON TPOL
5307	CERTIFIED COPY OF DOCUMENT IN FILE
5339	OPEN ENDORSEMENT IS MISSING
5344	ENDORSEMENT(S) IS A COPY
5345	ENDORSEMENT(S) IS ILLEGIBLE
5348	DOCUMENT INCOMPLETE OR PAGES MISSING
5352	2 ORIGINAL NOTES IN FILE
5359	INVALID ENDORSEMENT CHAIN
5367	BORROWER’S SIGNATURE ILLEGIBLE
5368	FHA/VA PROOF OF INSURANCE SCREEN PRINT IN FILE
5369	LNA NOT IN PROPER FORM
6000	DOCUMENT FIELD IS MISSING OR INCORRECT
FINL	FINAL PACKAGE RECEIVED, REVIEWED AND REJECTED

Annex 13-2

Annex 14
to Custodial Agreement

[NOTICE BY ASSIGNEE TO CUSTODIAN OF THE BUYER’S DEFAULT]
[Custodian]
[Address]

Re: Default by Buyer

Ladies and Gentlemen:

Notice is hereby given that Greenwich Capital Financial Products, Inc. (the “Buyer”) has materially defaulted in its obligations under an agreement between Assignee and the Buyer relating to the financing by Assignee of the Buyer’s payment of the Purchase Price with respect to the Mortgage Loans described on Schedule 1 hereto. Assignee hereby (i) directs that Custodian act with respect to the related mortgage files solely in the capacity of custodian for, and bailee of, Assignee, (ii) directs that Custodian hold such mortgage files for the exclusive use and benefit of Assignee and (iii) assumes the rights of the Buyer to furnish instructions to Custodian as to the disposition of such mortgage files and such rights shall be exercisable solely by Assignee.

Please acknowledge the foregoing by signing below and returning a copy of this notice to us at [address].

Very truly yours,

[ASSIGNEE]

By:
Name:
Title:

RECEIPT ACKNOWLEDGED:

________________________________

By:
Name:
Title:

cc: Greenwich Capital Financial Products, Inc.

Annex 14-1

Annex 15
to Custodial Agreement

LIST OF UNAPPROVED SETTLEMENT AGENTS

[TO BE PROVIDED BY THE BUYER]

Annex 15-1

Annex 16
to Custodial Agreement

MORTGAGE FILE SUBMISSION PACKAGE

With respect to each Mortgage Loan being offered by the Seller for pledge to the Buyer, pursuant to the Master Repurchase Agreement, such Seller shall deliver and release to Custodian the following documents:

(i) The original Mortgage Note bearing all intervening endorsements from the originator to the Seller endorsed, “Pay to the order of ____________, without recourse” and signed in the name of the Seller by an authorized officer of the Seller; (if applicable), the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Entity to sign or a copy of such power of attorney together with an officer's certificate from the Seller (or a certificate from the county recorder's office or the Settlement Agent) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located;

(ii) A Mortgage meeting one of the following requirements:

(A) The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

(B) A copy of the Mortgage together with either (i) an officer's certificate of the Seller, Settlement Agent, title company or escrow closing company (which may be a blanket officer's certificate of the Seller covering all such Mortgage Loans), or (ii) a certificate from the county recorder's office, certifying that such copy represents a true and correct reproduction of the original or (iii) a stamped certificate from the related title company or Settlement Agent certifying that such copy represents a true and correct reproduction of the original, in such case that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located;

(iii) If the Seller did not originate the Mortgage Loan, all original intervening assignments duly executed and acknowledged and in recordable form, evidencing the chain of mortgage assignments from the originator of the Mortgage Loan to the Seller, or in the case of a MERS Designated Mortgage Loan to MERS, and/or a copy of each such intervening mortgage assignment, together with either (i) an officer’s certificate, (ii) a certificate from the recorder’s office, certifying that such copy represents a true and correct reproduction of the original, or (iii) a stamped certificate from the related title company, Settlement Agent or escrow closing company certifying that such copy represents a true and correct reproduction of the original, in such case that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located;

Annex 16-1

(iv) Except with respect to a MERS Designated Mortgage Loan, a copy of the Assignment of Mortgage to “_________________”, together with either (i) an officer's certificate of the Seller or Settlement Agent (which may be a blanket officer's certificate of the Seller covering all such Mortgage Loans), or (ii) a certificate from the county recorder's office, certifying that such copy represents a true and correct reproduction of the original or (iii) a stamped certificate from the related title company or Settlement Agent certifying that such copy represents a true and correct reproduction of the original, in such case that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located in recordable form signed in the name of the Seller by an authorized officer; provided, however that no such Assignment of Mortgage shall be required to be delivered or recorded if the related Mortgage names the Custodian, as mortgagee (or as beneficiary if the related Mortgage is a deed of Trust or similar instrument) and such Mortgage specifies that the Custodian assumes no duties, responsibilities or liabilities as an originator or Buyer in respect of such Mortgage;

(v) the original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage) or attorney’s opinion of title; provided, however, that no such policy shall be delivered in connection with any second lien Mortgage Loan with an original principal balance not in excess of $50,000;

(vi) the original of the guarantee executed in connection with the Mortgage Note (if  any);

(vii)the original of any security agreement, chattel mortgage or equivalent document  executed in connection with the Mortgage Loan;

(viii) the certificate of primary mortgage guaranty insurance, if any, issued with  respect to such Mortgage Loan; and

(ix) the original power of attorney, if any.

Annex 16-2

Annex 17
to Custodial Agreement

CUSTODIAN LOAN TRANSMISSION

Loan#	OPB	Wet Dry Status	Custodian

123456	$100,000.00	Dry	LaSalle

Annex 17-1